GREENSPRING FUND,
                             INCORPORATED

                                (LOGO)

                             ANNUAL REPORT

                           DECEMBER 31, 2001





              This report is authorized for distribution only to shareholders who have received a copy of the official Prospectus of the Greenspring Fund, Incorporated.









                   Greenspring Fund, Incorporated







                                        January 2002


Dear Fellow Shareholders:

     We are pleased to report that the Greenspring Fund had a strong fourth quarter of 2001, as it gained 9.1%; the quarter capped off a successful year, especially when compared with most other mutual funds. Although the fourth quarter was a period of strong performance for many mutual funds, the year was another difficult one. The Dow Jones Industrial Average declined 7%, the Standard & Poor's 500 Index dropped 13%, the NASDAQ swooned by more than 20%, and more than 80% of stock mutual funds dropped in value. With back-to-back losing years, the Dow Jones suffered its worst two-year period since 1977-1978; the Standard & Poor's 500 had its worst two-year period since 1973-1974. The year 2001 was a productive one, however, for the Greenspring Fund, as it gained 10.2%, including the reinvestment of all dividend distributions.

     Examining the performance of the Greenspring Fund during 2001, the Fund's gains have been achieved in a typical Greenspring Fund style. Performance was derived from a variety of sources-stocks, as well as convertible bonds, and was the result of small positive returns from a large number of holdings as opposed to large, outsized gains from a small number of holdings. Our desire has always been to strive for our investment goals by minimizing the number of losing investments, combined with solid total return gains from the rest of the portfolio. Using a baseball analogy, we go to the plate looking to hit singles and doubles, as opposed to swinging for home runs, because the big swings that are needed to power home runs can often result in costly strikeouts, if one does not connect as anticipated.

     The flexibility accorded the Greenspring Fund in its Prospectus served its shareholders well. With the ability to invest in stocks, preferred stocks, bonds, and convertible bonds as we see fit, the Greenspring Fund has far greater flexibility in its investment options than do most mutual funds. A typical mutual fund is a member of a family of mutual funds and
                                      1

serves a specifically defined role within that family (e.g. "small-cap value" or "high current yield"). They are allowed very little discretion to invest in other undervalued security types outside their predetermined realm that they believe may have the potential to provide attractive investment performance. The Greenspring Fund's positive performance for both the quarter and the year was propelled in large part by our successful foray into "busted" convertible bonds, as well as by the strong performance of several of our small-to-mid cap value-oriented equity investments. The fluctuations in the stock market during 2001 were also beneficial to the Fund's performance as we had the opportunity to pick up some cheap stocks and bonds during the times when the market dipped, and were able to sell some positions when the market rallied. In addition, the Greenspring Fund's ability to hold desired levels of cash reserves, without a mandate to be fully invested at all times within a narrowly defined investment style, benefited shareholders.

     Volatility was the order of the day again in 2001. According to Steve Galbraith, the chief investment strategist of Morgan Stanley, the turnover rate in the NASDAQ was 301% in 2001, as compared with 316% in 2000, 267% in 1999, 175% in 1995, and 111% in 1991. This kind of volatility in the financial markets aids a mutual fund such as the Greenspring Fund, with our research-intensive investment style, as a security may require several weeks of research before we make a decision on the desirability of it. We benefit from having a sufficient amount of time to research ideas during the declining phases in the market and the opportunity to purchase inexpensively priced securities. Then, ideally, when stocks rally, we will benefit in the upswing, and can pare back positions if prices get ahead of themselves. This is in contrast to markets that are heavily momentum-driven where, sometimes, by the time we complete our research, stocks have had a significant rally and are no longer priced attractively.

     Another very pertinent feature about the stock market in 2001 is that for the second year in a row, "value" managers greatly outperformed "growth" managers. Compared with declines in the NASDAQ of 21% in 2001, 39% in 2000, and 61% since its peak in March of 2000, the relative underperformance by value managers during 1998-early 2000, which caused great angst at the time among value-oriented mutual funds such as the Greenspring Fund, looks, in retrospect, rather tame and painless. Sharply lagging the performance of growth managers during that period was hard to accept, but was far less painful than losing vast sums of capital as growth managers have during the last eighteen months.

     In the last four years, the stock market has experienced two phases that were almost the mirror image of each other-initially, a period during which growth outperformed value by historical amounts, followed by a period during which value outperformed growth by considerable amounts.
A significant difference between the two phases is this: when value investors such as ourselves were underperforming growth investors, it was
                                      2

because growth stocks went from being reasonably valued. . . to overvalued
 . . . to overvalued by historical proportions-a state of existence that could not perpetuate itself no matter how hard the commentators on CNBC and Internet investment bankers tried. Alternatively, during the period in which value investors had far superior performance, value stocks went from being sharply depressed and out of favor to more appropriately valued, in line with historical standards. No one hears any market commentators (even those biased towards growth stocks) preaching that value stocks have reached unsustainably high valuation levels, as was heard about growth stocks over and over during the growth stock mania (yes, by us more than a time or two!). We strongly believe that the stock market was acting irrationally during the 1998-early 2000 period, and that the recent eighteen months have been marked by a return to a more traditionally fundamental investing mentality.

     The portion of the Greenspring Fund's portfolio that performed best in 2001 was the convertible bond portion. These fixed income holdings provided strong, equity-like returns. As discussed in previous quarterly reports, the Fund's focus has been on the convertible bonds of companies with cash-rich, fortress-like balance sheets, many of which are technology companies and many of which are currently experiencing greatly reduced business conditions. These companies are still profitable, or marginally money-losing, but in no danger of putting a serious dent in their large cash surpluses. These convertible bonds place the Fund in a win/win situation. If the economy continues to bump along, with no strong, sustained recovery, then these investment positions will provide returns in the range of 12-15% annualized yields, from our purchase price. These returns have been locked in for a substantial portion of the portfolio, and the returns should be realized almost regardless of the fortunes of the stock and bond markets, providing a great deal of stability to the portfolio. On the other hand, should there be a strong, sustained recovery in the high-tech world, and the common stocks of such companies soar in price (a scenario that we doubt will occur), then the convertibility feature of these bonds will allow the portfolio to participate in that upward movement, although to a lesser degree than if the underlying stocks were owned. We have further reduced risk in this investment theme by taking smaller positions in a large number of companies to reduce the impact of any unforeseen company-specific problems.

     A specific case in point of the success of this investment theme in 2001 was the Greenspring Fund's best performing investment during the year -- the convertible bonds of Efficient Networks. We had purchased the convertible bonds of Efficient Networks because of its very strong balance sheet (cash on the books exceeded the Company's total debt when we purchased the bonds), its improving business prospects (the Company was on the cusp of turning from marginally unprofitable to profitable), and its leading position in a high-growth industry (providing DSL equipment for high-speed Internet service). Several months after we purchased the bonds,
                                      3

Siemens AG, a large German conglomerate, perhaps attracted by the same attributes that we had noted, announced an agreement to acquire Efficient Networks. Like most of the convertible bonds that we own, the Efficient Networks bonds had a "change-of-control put" feature, which allowed the holder of the bonds to sell the bonds to the acquiring company at par value ($100 per bond) in the event of a change-of-control, such as an acquisition. The bonds went from a price in the low 60's to almost par immediately, providing the Fund with its best performing security for the year.

     The principal area of weakness in the Greenspring Fund during 2001 was our overweighting in natural gas securities. A combination of mild summer weather and a slowing economy sharply reduced the demand for gas. In addition, increased drilling by exploration and production companies resulted in the supply/demand imbalance in natural gas being brought into balance sooner than we anticipated. By selling our investments in HS Resources, Louis Dreyfus Natural Gas, Mitchell Energy, and Questar Corp., we sharply reduced our holdings of natural gas related securities during the year, with some of this reduction coming after our investments had received takeover proposals at above-market prices (HS Resources, Louis Dreyfus Natural Gas, and Mitchell Energy). Although we still recognized significant gains from our purchase prices, we definitely missed the highs attained in late-2000 on the sale side. Purchases and sales of companies whose fortunes are driven by commodity prices can be very difficult to time well. We still have a small position in this area and continue to monitor the sector closely, as we believe there will be another strong investment opportunity in the not-too-distant future. The supply response to the lower prices of natural gas has been a sharp drop in the level of drilling. Meanwhile, the discovery of long-lived reserves has been rather limited, with drilling successes of the last several years being more of the shallow, short-lived variety.

     Despite a very negative year overall for most investors, many market averages had a strong fourth quarter. Consequently, current stock market valuations appear quite high, when comparing current stock prices to anticipated earnings. For stock prices to sustain this level, or move higher, earnings must grow sharply. We are concerned that the recovery in stock prices has more than adequately discounted a normal economic recovery. For a further, sustained improvement in general stock prices, we believe that a return to the kind of growth rates experienced in 1998-1999 must be duplicated. This feat will be difficult to achieve as that historic period was aided by a huge amount of spending on Y2K preparations, followed by a mad rush to become Internet-capable, by both consumers and businesses. We do not see any radical development on the technology horizon to drive such momentous spending in the near future. Consequently, we foresee a continuation of a "stock-picker's" market, an environment in which we feel very comfortable. No matter what the overall investment environment is, there are always pockets of opportunity; it is our job to find the good investment opportunities.
                                      4

     We believe the Greenspring Fund is currently well positioned to achieve further steady gains in 2002. We started the year with a large commitment to convertible bonds that should be able to provide equity-like returns, a portfolio of value-oriented equities, and adequate cash reserves (generally, the convertible bonds can also be easily sold should we need additional cash). We anticipate that the market, in general, may be stronger than it has been during the last several years. Our commitment to equities may rise as opportunities are uncovered. We are looking forward to reporting on our results as the year progresses and hope that all our shareholders have a happy and successful 2002.


                                        Respectfully,


                                        /s/Charles vK. Carlson
                                        Charles vK. Carlson
                                        President

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

COMMON STOCKS (47.94%)

   Shares                                                         Value
   ------                                                         -----

              Banks - Regional (3.70%)

    20,000    Carrollton Bancorp                              $   259,500
     6,100    Columbia Bancorp                                    100,040
     5,700   *First Mariner Bancorp                                52,212
    10,000    Provident Bankshares Corporation                    244,550
    11,770    Southern Financial Bancorp, Inc.                    311,552
    14,476    SunTrust Banks, Inc.                                907,645
                                                               ----------
                                                                1,875,499
                                                               ----------

              Business and Public Services (0.39%)

    10,100   *Cendant Corporation                                 198,061
                                                               ----------
                                                                  198,061
                                                               ----------

              Communications Equipment (0.06%)

     5,000   *Agere Systems, Inc. Class A                          28,450
                                                               ----------
                                                                   28,450
                                                               ----------

              Construction Services (2.49%)

    10,000   *Insituform Technologies                             255,800
    65,200   *Quanta Services, Inc.                             1,006,036
                                                               ----------
                                                                1,261,836
                                                               ----------

              Consumer Electronics (0.31%)

    39,000   *SONICblue, Inc.                                     157,560
                                                               ----------
                                                                  157,560
                                                               ----------

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Diversified Natural Gas (5.35%)

    14,000    El Paso Corporation                             $   624,540
     5,400    Equitable Resources, Inc.                           183,978
    16,800    Kinder Morgan, Inc.                                 935,592
    42,000    NiSource, Inc.                                      968,520
                                                               ----------
                                                                2,712,630
                                                               ----------

              Electrical Equipment (0.98%)

     8,700    Emerson Electric Co.                                496,770
                                                               ----------
                                                                  496,770
                                                               ----------

              Electronic Instruments and Controls (1.05%)

    19,300    Technitrol, Inc.                                    533,066
                                                               ----------
                                                                  533,066
                                                               ----------

              Electric Power Generation (1.16%)

    35,000   *Calpine Corporation                                 587,650
                                                               ----------
                                                                  587,650
                                                               ----------

              Engineering Services (2.88%)

    96,100   *Michael Baker Corporation                         1,460,720
                                                               ----------
                                                                1,460,720
                                                               ----------

              Industrial Gas (1.00%)

    33,400   *Airgas, Inc.                                        505,008
                                                               ----------
                                                                  505,008
                                                               ----------

                      GREENSPRING FUND, INCORPORATED
	                   PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Insurance (8.94%)

     8,600    ALFA Corp.                                      $   192,984
    29,400   *Arch Capital Corp.                                  757,050
    34,450    PartnerRe, Ltd.                                   1,860,300
    65,000    UnumProvident Corp.                               1,723,150
                                                              -----------
                                                                4,533,484
                                                              -----------

              Manufacturing (3.20%)

   312,200   *Middleby Corporation                              1,623,440
                                                              -----------
                                                                1,623,440
                                                              -----------

              Media - Cable Television (1.90%)

     5,000   *Comcast Corporation Class A                         180,000
    21,700   *Comcast Corporation Class A Special                 781,200
                                                              -----------
                                                                  961,200
                                                              -----------

              Multi-Industry (0.72%)

    10,000    Pentair, Inc.                                       365,100
                                                              -----------
                                                                  365,100
                                                              -----------

              Oil and Gas Exploration/Production (1.15%)

     3,900    Burlington Resources, Inc.                          146,406
    11,140    EOG Resources, Inc.                                 435,686
                                                              -----------
                                                                  582,092
                                                              -----------

              Real Estate (0.45%)

    54,300    Center Trust, Inc.                                  230,775
                                                              -----------
                                                                  230,775
                                                              -----------

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

COMMON STOCKS (CON'T)

   Shares                                                         Value
   ------                                                         -----

              Savings Institutions (1.93%)

    30,000    Washington Mutual, Inc.                         $   981,000
                                                              -----------
                                                                  981,000
                                                              -----------

              Semiconductor Components (0.54%)

    14,000   *Vishay Intertechnology, Inc.                        273,000
                                                              -----------
                                                                  273,000
                                                              -----------

              Solid Waste Services (0.66%)

    52,800   *Waste Holdings, Inc.                                332,640
                                                              -----------
                                                                  332,640
                                                              -----------

              Telecommunications (0.18%)

     6,436   *AT&T Wireless Services, Inc.                         92,485
                                                              -----------
                                                                   92,485
                                                              -----------

              Utilities - Electric (2.88%)

     6,800    Allegheny Energy                                    246,296
    27,600    PPL Corporation                                     961,860
    10,000    Utilicorp United                                    251,700
                                                              -----------
                                                                1,459,856
                                                              -----------

              Utilities - Natural Gas (6.02%)

     1,800    Chesapeake Utilities Corporation                     35,640
    14,000    NICOR, Inc.                                         582,960
    58,600    NUI Corporation                                   1,388,820
    29,100    Piedmont Natural Gas Company, Inc.                1,041,780
                                                              -----------
                                                                3,049,200
                                                              -----------

              Total Common Stocks (Cost $18,273,527)           24,301,522
                                                              ===========
                                      9

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

INVESTMENT IN REGISTERED INVESTMENT COMPANY (0.93%)

  Principal
   Amount/
   Shares                                                         Value
   ------                                                         -----

    57,400    John Hancock Bank & Thrift Opportunity Fund     $   474,124
                                                              -----------

              Total Investment in Registered Investment
               Company (Cost $412,008)                            474,124
                                                              ===========


CONVERTIBLE BONDS (46.15%)

$1,585,000    Adaptec, Inc., 4.75%, 2/1/04                      1,474,050
   916,000    Calpine Corporation, 0%, 4/30/21                    894,818
 1,915,000    Ciena Corporation, 3.75%, 2/1/08                  1,235,175
 2,770,000    Corning Incorporated, 0%, 11/8/15                 1,457,712
 1,838,000    Dura Pharmaceuticals, 3.50%, 7/15/02              1,819,620
   500,000    Getty Images, Inc., 5%, 3/15/07                     415,000
 1,540,000    Hyperion Solutions Corp., 4.5%, 3/15/05           1,351,350
   500,000    NABI, Inc., 6.5%, 2/1/03                            490,625
 8,722,000    Network Associates, 0%, 2/18/18                   3,961,245
 2,630,000    ONI Systems, 5%, 10/15/05                         1,832,781
 2,250,000    Quanta Services, 4%, 7/1/07                       1,531,406
 1,145,000    RadiSys Corporation, 5.5%, 8/15/07                  864,475
 3,570,000    Shaw Group, 0%, 5/1/21                            1,834,088
 2,461,000    SONICblue Incorporated, 5.75%, 10/1/03            1,689,887
 2,407,000    Speedfam - IPEC, Inc., 6.25%, 9/15/04             1,107,220
 2,445,000    TranSwitch Corporation, 4.5%, 9/12/05             1,387,537
    47,000    Waste Management, Inc., 4%, 2/1/02                   46,989
                                                              -----------

              Total Bonds (Cost $23,837,987)                   23,393,978
                                                              ===========



                                      10

                      GREENSPRING FUND, INCORPORATED
                         PORTFOLIO OF INVESTMENTS
                            DECEMBER 31, 2001

SHORT-TERM INVESTMENTS (4.54%)

   Shares                                                         Value

 2,300,225    Temporary Investment Fund, Inc.                 $ 2,300,225
                                                              -----------

              Total Short-Term Investments (Cost $2,300,225)    2,300,225
                                                              ===========

              Total Investments (99.56%) (Cost $44,823,747)    50,469,849

              Other Assets Less Liabilities (0.44%)               222,390
                                                              -----------

              Total Net Assets (100%)                         $50,692,239
                                                              ===========

*  Non-income producing securities





















                                      11

                      GREENSPRING FUND, INCORPORATED
                   STATEMENT OF ASSETS AND LIABILITIES
                            DECEMBER 31, 2001

ASSETS
  Investments, at market value (Cost $44,823,747)             $50,469,849
  Interest receivable                                             299,925
  Receivable for securities sold                                   30,124
  Dividends receivable                                             29,368
  Other assets                                                     10,473
  Receivable for Fund shares                                          963
                                                              -----------
                                                               50,840,702
                                                              -----------

LIABILITIES
  Payable for Fund shares                                          63,978
  Accrued expenses                                                 48,606
  Due to investment adviser                                        35,879
                                                              -----------
                                                                  148,463
                                                              -----------

NET ASSETS
  Capital stock, $.01 par value, authorized 60,000,000
   shares, outstanding, 2,857,763                             $50,692,239
                                                              ===========

NET ASSETS CONSIST OF:
  Capital stock at par value                                       28,578
  Paid in capital                                              47,839,207
  Undistributed net investment income                             221,894
  Accumulated net realized losses                             ( 3,043,542)
  Unrealized appreciation of investments                        5,646,102
                                                              -----------
                                                              $50,692,239
                                                              ===========

NET ASSET VALUE PER SHARE                                     $     17.74
                                                              ===========










The accompanying notes are an integral part of these financial statements.
                                      12

                      GREENSPRING FUND, INCORPORATED
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED DECEMBER 31, 2001

NET INVESTMENT INCOME
Income
  Interest                                                    $ 2,708,404
  Dividend                                                        498,069
                                                              -----------
   Total Income                                                 3,206,473
                                                              -----------

Expenses
  Investment advisory fees                                        386,221
  Administrative fees                                              50,599
  Professional fees                                                47,243
  Transfer agent fees                                              39,340
  Registration fees                                                26,203
  Miscellaneous fees                                               25,145
  Reports to shareholders                                          15,823
  Custody fees                                                     14,729
  Directors fees                                                    6,850
                                                              -----------
   Total Expenses                                                 612,153
                                                              -----------

   Net Investment Income                                        2,594,320
                                                              -----------

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
   Net realized losses on investments                            (224,590)
   Net change in unrealized appreciation/depreciation of
    investments                                                 2,321,515
                                                              -----------
                                                                2,096,925
                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 4,691,245
                                                              ===========






The accompanying notes are an integral part of these financial statements.
                                      13

                      GREENSPRING FUND, INCORPORATED
                    STATEMENT OF CHANGES IN NET ASSETS


                                              Year Ended       Year Ended
                                             December 31,     December 31,
                                                 2001             2000
                                                 ----             ----

OPERATIONS:
 Net investment income                       $ 2,594,320      $ 2,311,260
 Net realized gains/(losses) from
  investments                                   (224,590)       3,386,623
 Net change in unrealized appreciation/
  depreciation of investments                  2,321,515          505,302
                                             -----------      -----------
                                               4,691,245        6,203,185
                                             -----------      -----------

DISTRIBUTION TO SHAREHOLDERS:
 Net investment income                        (2,676,926)      (2,203,042)
 Net realized gain on investments                  -                -
                                             ------------     ------------
                                              (2,676,926)      (2,203,042)
                                             ------------     ------------

CAPITAL STOCK TRANSACTIONS:
 Sale of 1,427,250 and 518,957 shares         26,503,726        8,334,340
 Distributions reinvested of 142,076 and
  128,018 shares                               2,510,821        2,067,212
 Redemption of 1,462,367 and 1,842,546
  shares                                     (27,054,091)     (28,496,930)
                                             ------------     ------------
                                               1,960,456      (18,095,378)
                                             ------------     ------------

TOTAL INCREASE/DECREASE IN NET ASSETS          3,974,775      (14,095,235)

NET ASSETS AT BEGINNING OF PERIOD             46,717,464       60,812,699
                                             -----------      -----------

NET ASSETS AT END OF PERIOD                  $50,692,239      $46,717,464
                                             ===========      ===========





The accompanying notes are an integral part of these financial statements.
                                      14

                      GREENSPRING FUND, INCORPORATED
                      NOTES TO FINANCIAL STATEMENTS
                            DECEMBER 31, 2001

Note 1 - Significant Accounting Policies

Greenspring Fund, Incorporated (the "Fund") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment transactions and related investment income - Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments - Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be amortized on a straight line basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.
                                      15

                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      DECEMBER 31, 2001

Note 1 - Significant Accounting Policies (Con't)

In determining fair value, the Adviser, as directed by the Board of Directors, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Dividends and distributions to stockholders - The Fund records dividends and distributions to stockholders on the ex-dividend date.

Note 2 - Dividends and Distributions

It is the Fund's policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the portfolio's capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 12, 2001, the Board of Directors declared an income dividend of $.51 per share payable on July 13, 2001 to shareholders of record on July 11, 2001. Additionally, on December 20, 2001, the Board of Directors declared an income dividend of $.45 per share payable on December 21, 2001 to shareholders of record on December 19, 2001.

These dividends are either distributed to shareholders or reinvested by the Fund in additional shares of common stock, which are issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the business day previous to the payment date.

                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      DECEMBER 31, 2001

Note 3 - Purchases and Sales of Investments

For the year ended December 31, 2001, purchases and sales of investments, other than short-term investments, aggregated $41,011,195 and $38,857,813, respectively.

Note 4 - Federal Income Taxes

It is the policy of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions on a tax basis differ from those reflected in the accompanying financial statements. For tax purposes, net assets at December 31, 2001 consist of:

Unrealized appreciation                                       $ 7,517,624
Unrealized depreciation                                        (2,550,173)
                                                              -----------
 Net unrealized appreciation                                    4,967,451
 Undistributed ordinary income                                    221,894
 Undistributed long-term capital gains                                  0
 Capital loss carryforwards                                    (2,364,891)
 Paid-in capital and capital stock                             47,867,785
                                                              -----------
 Net assets                                                   $50,692,239
                                                              ===========

For tax purposes, distributions from the Fund during the year ended December 31, 2001 are classified as follows:

Ordinary income                                               $ 2,676,926
Long-term capital gains                                                 0
Return of capital                                                       0
                                                              -----------
Total distributions                                           $ 2,676,926
                                                              ===========

Tax cost basis of securities:                                 $45,502,399
                                                              ===========

                      GREENSPRING FUND, INCORPORATED
	           NOTES TO FINANCIAL STATEMENTS (CONTINUED)
	                      DECEMBER 31, 2001

Note 4 - Federal Income Taxes (Con't)

As of December 31, 2001, the Fund had capital loss carryforwards of $2,364,891 for federal income tax purposes which may be applied against future net taxable realized gains of each succeeding year until the earlier of their utilization or expiration beginning in 2006.

For tax purposes, the Fund has elected to treat net capital losses realized between November 1 and December 31, 2001 in the amount of $129,729 as occurring on the first day of the following tax year.

Note 5 - Transactions with Related Parties

Corbyn Investment Management, Inc. ("Corbyn") serves as the Fund's investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2001, investment advisory fees payable amounted to $31,689.

Corbyn Investment Management, Inc. also serves as the Fund's administrator. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters. As compensation, the Fund pays Corbyn a fee of $2,500 a month plus 0.04% of average daily net assets up to $250 million, 0.03% of average daily net assets between $250 million and $500 million and 0.025% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. At December 31, 2001, administrative fees payable amounted to $4,190.

As of December 31, 2001, investors for whom Corbyn Investment Management was investment adviser held 664,151 shares of the Fund's common stock.

                             FINANCIAL HIGHLIGHTS
               (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                      12/31/01  12/31/00  12/31/99  12/31/98  12/31/97
                                      --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period                   $16.98   $15.41    $16.10    $20.04    $17.24
                                       ------   ------    ------    ------    ------
Income From Investment Operations
Net Investment Income                    0.93     0.85      1.16      0.76      0.50
Net Realized and Unrealized
 Gain/Loss on Investments                0.79     1.51     (0.73)    (3.91)     3.58
                                       ------   ------    -------   -------   ------
Total From Investment Operations         1.72     2.36      0.43     (3.15)     4.08
                                       ------   ------    -------   -------   ------
Less Distributions
Net Investment Income                   (0.96)   (0.79)    (1.12)    (0.75)    (0.68)
Net Realized Gain on Investments        ( -  )   (  - )    (  - )    (0.04)    (0.60)
                                       -------   ------    ------    ------    ------
Total Distributions			    (0.96)   (0.79)    (1.12)    (0.79)    (1.28)
                                       -------   ------    ------    ------    ------
Net Asset Value,
 End of Period                         $17.74    $16.98    $15.41    $16.10    $20.04
                                       ======    ======    ======    ======    ======
Total Return                           10.23%    15.64%     2.64%   (15.97%)   23.95%
                                       ======    ======    ======   ========   ======
Ratios/Supplemental Data

Net Assets,
 End of Period (000's)                $52,692   $46,717   $60,813   $113,884  $181,214
                                      =======   =======   =======   ========  ========
Ratio of Expenses to
 Average Net Assets                     1.19%     1.24%     1.08%     1.01%     1.00%
                                      =======   =======   =======   ========  ========
Ratio of Net Investment
 Income to Average Net Assets           5.04%     4.83%     6.10%     3.77%     3.10%
                                      =======   =======   =======    =======  ========
Portfolio Turnover                     89.41%   100.78%    91.27%    71.62%    46.17%
                                      =======   =======   =======    =======  =======


                      Report of Independent Accountants


To the Board of Directors and Shareholders of Greenspring Fund,
Incorporated

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated (the "Fund"), at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




PricewaterhouseCoopers LLP
Baltimore, Maryland
January 25, 2002

           Basic Information About Fund Directors and Officers

The Board of Directors supervises the management of the Fund. The following list summarizes information on the Directors and Officers of the Fund for the past five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, MD 21093.

                               Position Held              Term of Office and             Principal Occupation(s)         Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years     Directorships
---------------------          -------------             ---------------------         --------------------------     -------------

                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                           Term of Officer
                                                           ---------------
                                                               One year


Interested Directors
and Officers
------------
Charles vK. Carlson         President                 From March 1993 to present.      President and Director of          None
Age 42                      Chairman of the Board     From January 1994 to present.    the Fund's Adviser.
                            Chief Executive Officer   From February 1994 to present.

William E. Carlson          Director                  From February 1994 to present.   President of Shapiro               None
36 S. Charles St., 20th Fl.                                                            Sher & Guinot (formerly
Baltimore, MD 21201                                                                    Shapiro and Olander)(a
Age 44                                                                                 law firm) from February
                                                                                       1999 to present. Partner
                                                                                       of Shapiro Sher &
                                                                                       Guinot from February
                                                                                       1990 to present.

Michael J. Fusting           Sr. Vice President       From May 1998 to present.        Managing Director of the           None
Age 40                       Chief Financial Officer  From February 1994 to present.   Fund's Adviser.
                             Director                 From March 1992 to present.

Michael T. Godack            Sr. Vice President       From March 1991 to present.      Managing Director of the           None
Age 47                       Chief Compliance Officer From May 1998 to present.        Fund's Adviser.
                             Director                 From October 1982 to present.

Richard Hynson, Jr.          Director                 From March 1985 to present.      Sr. Vice President and             None
Age 57                                                                                 Managing Director of the
                                                                                       Fund's Adviser.

                                       21

                               Position Held              Term of Office and             Principal Occupation(s)        Other
Name, Address and Age          with the Fund             Length of Time Served         During the Past Five Years    Directorships
---------------------          -------------             ---------------------         --------------------------    -------------
                                                           Term of Director
                                                           ----------------
                                                           Until next Annual
                                                           Meeting of
                                                           Stockholders and
                                                           thereafter until a
                                                           successor is elected.

                                                            Term of Officer
                                                            ---------------
                                                                One year


Disinterested Directors
-----------------------
David T. Fu                    Director                  From May 1990 to present.     Managing Director of               None
1246 Harbour Glen Ct.                                                                  Galway Partners L.L.C.
Arnold, MD 21012                                                                       (a merchant bank) from
Age 45 May 2001                                                                        to present.
                                                                                       President of Telecom
                                                                                       Practice (provides
                                                                                       information technology
                                                                                       services to the
                                                                                       telecommunications
                                                                                       industry and is a
                                                                                       subsidiary of Iconixx
                                                                                       Corp.) from November
                                                                                       2000 to May 2001.  Vice
                                                                                       President of Business
                                                                                       Development of Iconixx
                                                                                       Corp. (a web strategy,
                                                                                       design and development
                                                                                       firm)(formerly known as
                                                                                       Empyrean Group, a
                                                                                       consolidator of
                                                                                       information technology
                                                                                       service companies) from
                                                                                       November 1998 to
                                                                                       November 2000.
                                                                                       Managing Director of
                                                                                       Galway Partners L.L.C.
                                                                                       from January 1995 to
                                                                                       October 1998.

                                       22
                                Position Held          Term of Office and             Principal Occupation(s)           Other
Name, Address and Age           with the Fund         Length of Time Served          During the Past Five Years     Directorships
---------------------           -------------         ---------------------          --------------------------     -------------
                                                         Term of Director
                                                         ----------------
                                                         Until next Annual
                                                         Meeting of
                                                         Stockholders and
                                                         thereafter until a
                                                         successor is elected.

                                                          Term of Officer
                                                          ---------------
                                                              One year


Disinterested Directors
-----------------------
Michael P. O'Boyle               Director                  From July 2000 to present.     Chief Financial Officer         None
9500 Euclid Ave., H-18                                                                    of The Cleveland Clinic
Cleveland, OH 44195                                                                       Foundation (provides
Age 45                                                                                    patient care within a
                                                                                          setting of education and
                                                                                          research) from October
                                                                                          2001 to present.
                                                                                          Executive Vice President
                                                                                          and Chief Financial
                                                                                          Officer of MedStar
                                                                                          Health (a non-profit,
                                                                                          community-based health
                                                                                          care organization serving
                                                                                          the Baltimore-
                                                                                          Washington region) from
                                                                                          April 1999 to October
                                                                                          2001.  Sr. Vice President
                                                                                          of Business and System
                                                                                          Development of MedStar
                                                                                          Health from July 1998 to
                                                                                          April 1999. Chief
                                                                                          Financial Officer of
                                                                                          Medlantic Healthcare
                                                                                          Group from September
                                                                                          1991 to July 1998.

Officers
--------
Elizabeth Agresta Swam           Secretary and Treasurer   From May 1998 to present.      Administrator of the             None
Age 34                                                                                    Fund from April 1991 to
                                                                                          present.

                                       23

                      GREENSPRING FUND, INCORPORATED
                       PERFORMANCE SINCE INCEPTION

                             GREENSPRING FUND
               HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN


                                (GRAPH)

                       7/1/83              $10,000
                     12/31/83               11,223
                     12/31/84               12,692
                     12/31/85               15,238
                     12/31/86               17,668
                     12/31/87               19,304
                     12/31/88               22,389
                     12/31/89               24,762
                     12/31/90               23,149
                     12/31/91               27,626
                     12/31/92               32,190
                     12/31/93               36,906
                     12/31/94               37,952
                     12/31/95               45,082
                     12/31/96               55,291
                     12/31/97               68,532
                     12/31/98               57,585
                     12/31/99               59,108
                     12/31/00               68,354
                     12/31/01               75,345

*Figures include changes in principal value, reinvested dividends and capital gains distributions. Cumulative total return represents past performance. Past expense limitations increased the Fund's return. Investment returns and principal value will vary and shares will be worth more or less at redemption than at original purchase.

Average annual total returns for the one, five and ten year periods ended December 31, 2001 were 10.23%, 6.38% and 10.55%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Returns do not reflect taxes that shareholders may pay on Fund distributions or redemptions of Fund shares.




                                      24

                      Greenspring Fund, Incorporated
                      2330 West Joppa Road, Suite 110
                           Lutherville, MD 21093
                              (410) 823-5353
                              (800) 366-3863
                          www.greenspringfund.com


                                DIRECTORS
                      Charles vK. Carlson, Chairman
                           William E. Carlson
                               David T. Fu
                           Michael J. Fusting
                           Michael T. Godack
                           Richard Hynson, Jr.
                           Michael P. O'Boyle

                                OFFICERS
                           Charles vK. Carlson
                   President and Chief Executive Officer

                            Michael T. Godack
              Sr. Vice President and Chief Compliance Officer

                            Michael J. Fusting
              Sr. Vice President and Chief Financial Officer

                          Elizabeth Agresta Swam
                          Secretary and Treasurer

                            INVESTMENT ADVISER
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                              TRANSFER AGENT
                                 PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                               (800)576-7498

                               ADMINISTRATOR
                    Corbyn Investment Management, Inc.
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                                 CUSTODIAN
                             PFPC Trust Company
                             8800 Tinicum Blvd.
                           Third Floor, Suite 200
                           Philadelphia, PA 19153

                          INDEPENDENT ACCOUNTANTS
                         PricewaterhouseCoopers LLP
                             250 W. Pratt Street
                          Baltimore, MD 21201-2304

                               LEGAL COUNSEL
                         Kirkpatrick & Lockhart LLP
                       1800 Massachusetts Avenue, N.W.
                          Washington, DC 20036-1800